Exhibit 10.9

OMNIBUS AMENDMENT AGREEMENT NUMBER THREE

THIS OMNIBUS AMENDMENT AGREEMENT NUMBER THREE (this “Amendment”), is made as of August 7, 2018, between MaxQ AI Ltd. (formerly known as MedyMatch Technology Ltd.), a company incorporated under the laws of the State of Israel (the “Company”), and the purchasers identified on the signature pages hereto (each a “Purchaser” and collectively “Purchasers”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the SPA (as defined below).

WHEREAS, the Company and South Florida entered into that Certain Securities Purchase Agreement (the “SPA”), Registration Rights Agreement (the “RRA”) and Security Agreement (Fixed Charge) and Security Agreement (Floating Charge) (the “Security Agreements”), all dated December 29, 2017, all of the foregoing as amended as of March 23, 2018 pursuant to the Omnibus Amendment Agreement and as of August 1, 2018 pursuant to Omnibus Agreement Number Two; and

WHEREAS, the Company and the Purchasers signatory hereto constitute the required majority to amend the terms of the SPA and RRA in accordance with the terms thereof; and

WHEREAS, the Company and Purchasers wish to amend certain provisions of the SPA and RRA and to clarify certain matters of the Security Agreements, as more thoroughly described herein; and

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto hereby agree as follows:

1.	Amendment to the SPA and other Transaction Documents.

1.1.	The definition of “Qualified Offering” in the SPA and each other place in which it appears in the other Transaction Documents shall be amended by the replacement of the number “$8,000,000” with the number “$7,000,000”.

2.	Miscellaneous.

2.1.	Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment (other than those mandatorily subject to Israeli law and which may not be waived under Israeli law) shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof except as to corporate law matters which are specifically required by the laws of the State of Israel to be governed by the laws of the State of Israel.

2.2.	Entire Agreement. This Amendment together with the SPA, Security Agreements and all exhibits and ancillaries hereto and thereto, constitute the full and entire agreement, covenants, promises and understandings between the parties hereto with respect to the subject matter hereof, and supersede any and all prior agreements, understandings, promises and representations made by all or some of the parties (or by either party to the other), written or oral, concerning the subject matter hereof and the terms applicable hereto. In the event of inconsistency between the terms of this Amendment and the Security Agreements, the terms of this Amendment shall prevail.

2.3.	Amendment & Waivers. Any term of this Amendment may be amended and the severance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, the Purchasers representing the Majority in Interest under the SPA.

2.4.	Counterparts This Amendment may be executed by multiple counterparts (including facsimile counterparts), each of which shall be original as against the party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.

[REST OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment Agreement Number Three to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

MaxQ AI Ltd.

/s/ Michael Rosenberg
By:	Michael Rosenberg
Its:	Chief Financial Officer

PURCHASERS:

South Florida Biotech Ventures LLC

/s/ Mark Groussman
By:	Mark Groussman
Its:	Managing Member

HS CONTRARIAN INVESTMENTS LLC

/s/ John Stetson
By:	John Stetson
Its:	Manager

ALPHA CAPITAL ANSTALT

/s/ Konard Ackerman
By:	Konard Ackerman
Its:	Director

MELECHDAVID, INC.

/s/ Mark Groussman
By:	Mark Groussman
Its:

ACKNOWLEDGED AND AGREED:

GRUSHKO & MITTMAN, P.C. AS

ESCROW AGENT

By:

[MaxQ AI Ltd. / Signature Page to Omnibus Amendment Agreement Number Three]

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IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment Agreement Number Three to be duly executed by their respective authorized signatories as of the date first indicated above.

ANDREW SCHWARTZBERG

/s/ Andrew Schwartzberg

BRIAN WEITMAN

/s/ Brian Weitman

CPMHB LLC

/s/ Christian Paez
By:	Christian Paez
Its:	Manager

[MaxQ AI Ltd. / Signature Page to Omnibus Amendment Agreement Number Three]

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